PROMISSORY NOTE

(SECURED)

$4,000,000.00	December 30, 2013

FOR VALUE RECEIVED, the undersigned, Verity Farms, L.L.C., a South Dakota limited liability company (“Maker”), hereby promises to pay to the order of Duane Spader, (“Payee”), at 1100 E. 64th St. North, Sioux Falls, SD 57104, on demand, or if no demand is sooner made, on December 30, 2013, in lawful money of the United States of America, the principal sum of Four Million Dollars ($4,000,000.00) or so much thereof as may be advanced and outstanding hereunder, together with interest on the outstanding principal balance from day to day remaining, at a rate per annum equal to the Base Rate (hereinafter defined). Unless sooner demanded, payments of all accrued interest shall be made annually as of December 31 each year. All principal hereof, together with all accrued and unpaid interest thereon, shall be due and payable on demand, or if no demand is sooner made, on October 15, 2015. All past due principal and interest shall bear interest at the Default Rate (hereinafter defined).

This Note, in part, memorializes an obligation of Maker to Payee existing prior to the date hereof. Advances made by Payee to Maker from and after September 11, 2011, to the date hereof, which total $4,001,267, shall be subject to the Revolving Credit Agreement and related documents and shall be treated as advanced hereunder and under the Credit Agreement as of the date hereof. Such prior advances appear as an advance on Schedule A-1 attached as of the date hereof.

As used in this Note, the following terms shall have the respective meanings indicated below. Other capitalized terms used hereunder shall have the meanings described in the Credit Agreement.

“Base Rate” means interest at the rate of three percent (3%) per annum.

“Default Rate” means the sum of the Base Rate plus six percent (6%).

“Maximum Rate” means the maximum rate of nonusurious interest permitted from time to time by applicable law.

This Note subject to a Revolving Credit Agreement dated the date hereof between Maker and Payee, as amended from time to time, and secured by the Collateral as described therein and in the Loan Documents Capitalized terms not defined herein shall have the meanings described in the Revolving Credit Agreement.

Maker shall have the right to prepay, at any time and from time to time without premium or penalty, the entire unpaid principal balance of this Note or any portion thereof; provided there shall also be paid with such prepayment all accrued interest on the unpaid principal balance. Maker may borrow, repay, and reborrow hereunder.

Promissory Note Page 2

If this Note is not paid when due, whether at maturity or by acceleration, the undersigned promises to pay all costs of collection, including but not limited to, reasonable attorneys’ fees, if and to the extent such are then permitted to be recovered by the laws of the State of South Dakota, and all expenses incurred in connection with the protection or realization of the security which may be incurred by the holder hereof on account of such collection, whether or not suit is filed hereon.

This Note shall be governed by and construed in accordance with the laws of the State of South Dakota. Any action or proceeding under or in connection with this Note against Maker or any other party ever liable for payment of any sums of money payable on this Note may be brought in any state court in Minnehaha County, South Dakota. Maker and each such other party hereby irrevocably (i) submits to the nonexclusive jurisdiction of such courts and (ii) waives any objection it may now or hereafter have as to the venue of any such action or proceeding brought in such court or that such court is an inconvenient forum. Any action or proceeding by Maker or any other party liable hereunder against Payee shall be brought only in a court located in Minnehaha County, South Dakota.

Maker, for itself, its successors, transfers, and assigns, and each surety, guarantor, endorser, and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive notice, presentment, demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting, grace, and all other formalities of any kind, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, and any impairment of any collateral security this Note, all without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release or substitute part or all of the collateral security this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

Maker agrees that the advances shown on Schedule A-1 hereof as made on or before the date hereof are correct and are to be included in this Note. Maker hereby authorizes the holder hereof to also endorse on Schedule A-1 attached to this Note or any continuation hereof all future advances made to Maker hereunder and all payments made on account of the principal thereof, which endorsements shall be prima facie evidence as to the outstanding principal amount of this Note; provided, however, any failure by the holder hereof to make any endorsement shall not limit or otherwise affect the obligations of Maker under this Note.

Promissory Note Page 3

THIS NOTE AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXCLUDED AND DELIVERED BY MAKER IN CONNECTION WITH THE INDEBTEDNESS EVIDENCED BY THIS NOTE EMBODY THE FINAL, ENTIRE AGREEMENT OF MAKER AND PAYEE WITH RESPECT TO THE INDEBTEDNESS EVIDENCE BY THIS NOTE AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE INDEBTEDNESS EVIDENCED BY THIS NOTE AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORAEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF MAKER AND PAYEE. THERE ARE NO ORAL AGREEMENTS BETWEEN MAKER AND PAYEE.

VERITY FARMS, L.L.C

By:	/s/ VERLYN E. SNELLER
Its:	President

Promissory Note Page 4

SCHEDULE A-1

DATE	ADVANCE	PRINCIPAL REPAYMENT	BALANCE

9/30/2011	250,000.00		250,000.00

12/23/2011	50,000.00		300,000.00

1/20/2012	20,000.00		320,000.00

1/26/2012	10,000.00		330,000.00

2/3/2012	80,000.00		410,000.00

2/29/2012	30,000.00		440,000.00

3/20/2012	100,000.00		540,000.00

4/2/2012	100,000.00		640,000.00

4/16/2012	150,000.00		790,000.00

4/20/2012	100,000.00		890,000.00

5/17/2012	10,000.00		900,000.00

8/27/2012	50,000.00		900,000.00

9/7/2012	30,000.00		980,000.00

9/20/2012	30,000.00		1,010,000.00

10/5/2012	100,000.00		1,110,000.00

10/12/2012	25,000.00		1,135,000.00

10/31/2012	30,000.00		1,165,000.00

11/12/2012	30,000.00		1,195,000.00

11/23/2012	85,000.00		1,280,000.00

11/29/2012	50,000.00		1,330,000.00

11/29/2012	50,000.00		1,380,000.00

Promissory Note Page 5

12/6/2012	90,000.00	1,470,000.00

12/21/2012	75,000.00	1,545,000.00

12/31/2012	50,000.00	1,595,000.00

12/31/2012	50,000.00	1,645,000.00

2/6/2013	50,000.00	1,695,000.00

2/15/2013	150,000.00	1,845,000.00

3/6/2013	225,000.00	2,070,000.00

3/21/2013	50,000.00	2,120,000.00

4/2/2013	75,000.00	2,195,000.00

4/4/2013	50,000.00	2,245,000.00

4/19/2013	100,000.00	2,345,000.00

4/26/2013	50,000.00	2,395,000.00

6/24/2013	140,000.00	2,535,000.00

6/28/2013	30,000.00	2,565,000.00

8/6/2013	40,000.00	2,605,000.00

8/13/2013	40,000.00	2,645,000.00

8/20/2013	75,000.00	2,720,000.00

9/9/2013	35,000.00	2,755,000.00

9/26/2013	50,000.00	2,805,000.00

10/22/2013	55,000.00	2,860,000.00

10/29/2013	50,000.00	2,910,000.00

10/29/2013	50,000.00	(50,000)

11/12/2013	150,000.00	3,060,000.00

Promissory Note Page 6

12/17/2013	60,000.00		3,120,000.00

12/16/2013	50,000.00		3,170,000.00

12/23/2013	50,000.00		3,220,000.00

Verity LLC	150,000.00	Open Notes	3,370,000.00

Verity Water, LLC	340,000.00	Open Notes	3,710,000.00

Verity Corp. (TCA)	291,267	TCA Notes due 12/28/13	$4,001,267.00